PARTIAL DEED OF ASSIGNMENT

Exhibit to Capitalization Acquisition Agreement between SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1 LLC and SEQUOIA MANAGEMENT SERIES 1, LLC dated on or about December 10, 2013.

This **PARTIAL DEED OF ASSIGNMENT** is made on or about the **10th** day of December, 2013 between:

ASSIGNOR: SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1 LLC, 4440 PGA Blvd., Suite 600, Palm Beach Gardens, FL 33410, represented by Sherrie A. Jenkins, Managing Member.

ASSIGNEE: SEQUOIA MANAGEMENT SERIES 1, LLC, 4440 PGA Blvd., Suite 600, Palm Beach Gardens, FL 33410, represented by D. A. Pearman, Managing Member.

It is hereby irrevocably agreed as follows:

A. The Assignor does hereby confirm with full legal and corporate authority that Assignor is the beneficial owner of Medium Term Notes with CUSIP Number 81746A AA4 and ISIN Number US81746AAA43 with CUSIP Number U81507 AA0 and ISIN Number USU81507AA09 with an aggregate value of $200,000,000.00 (Two Hundred Million United States Dollars).

B. The Assignor hereby confirms through the execution of this ASSIGNMENT that the Medium Term Note(s), having a total aggregate present value of $200,000,000.00 (Two Hundred Million United States Dollars) are irrevocably assigned to the **SEQUOIA MANAGEMENT SERIES 1, LLC**, ASSIGNEE with full rights.

C. The Assignor confirms that the MTN and underlying assets are free, clean and clear of any liens, and contractual obligations of encumbrances of any kind secured by or against the assets.

D. It is understood that this Agreement is being made between the Parties as collateral for the equity investment as described in the **Capitalization Acquisition Agreement dated on or about December 10, 2013** and transaction code 200M/MTN/100403.

E. The Parties agree to respect all terms and conditions of non-circumvention and non-disclosure herewith for a period of 2 (TWO) years.

IN WITNESS WHEREOF, the undersigned agree and enter into this deed of ASSIGNMENT as of December 10, 2013 by their Signatures below.

FOR ASSIGNOR: SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1 LLC

Sherrie A. Jenkins, Managing Director, Dated: December 10, 2013

FOR ASSIGNEE: SEQUOIA MANAGEMENT SERIES 1, LLC

D. A. Pearman, Managing Member, Dated: December 10, 2013

PARTIAL DEED OF ASSIGNMENT

Exhibit to Capitalization Acquisition Agreement between SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1 LLC and SETTLEMENT MANAGEMENT SERIES 1 LLC dated on or about November 19, 2013.

This **PARTIAL DEED OF ASSIGNMENT** is made on or about the **16th** day of November, 2013 between:

ASSIGNOR: SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1 LLC, 4440 PGA Blvd., Suite 600, Palm Beach Gardens, FL 33410, represented by Sherrie A. Jenkins, Managing Member.

ASSIGNEE: SETTLEMENT MANAGEMENT SERIES 1 LLC, 4440 PGA Blvd., Suite 600, Palm Beach Gardens, FL 33410, represented by D. A. Pearman, Managing Member.

It is hereby irrevocably agreed as follows:

A. The Assignor does hereby confirm with full legal and corporate authority that Assignor is the beneficial owner of Medium Term Notes with CUSIP Number 81746A AA4 and ISIN Number US81746AAA43 with CUSIP Number U81507 AA0 and ISIN Number USU81507AA09 with an aggregate value of $200,000,000.00 (Two Hundred Million United States Dollars).

B. The Assignor hereby confirms through the execution of this ASSIGNMENT that the Medium Term Note(s), having a total aggregate present value of $200,000,000.00 (Two Hundred Million United States Dollars) are irrevocably assigned to the **SETTLEMENT MANAGEMENT SERIES 1 LLC**, ASSIGNEE with full rights.

C. The Assignor confirms that the MTN and underlying assets are free, clean and clear of any liens, and contractual obligations of encumbrances of any kind secured by or against the assets.

D. It is understood that this Agreement is being made between the Parties as collateral for the equity investment as described in the **Capitalization Acquisition Agreement dated on or about November 16, 2013** and transaction code 200M/MTN/100402.

E. The Parties agree to respect all terms and conditions of non-circumvention and non-disclosure herewith for a period of 2 (TWO) years.

IN WITNESS WHEREOF, the undersigned agree and enter into this deed of ASSIGNMENT as of November 16, 2013 by their Signatures below.

FOR ASSIGNOR: SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1 LLC

Sherrie Jenkins

Sherrie A. Jenkins, Managing Director, Dated: November 16, 2013

FOR ASSIGNEE: SETTLEMENT MANAGEMENT SERIES 1 LLC

D. A. Pearman, Managing Member, Dated: November 16, 2013